UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2012

Immunomedics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 The American Road, Morris Plains, New Jersey		07950
(Address of Principal Executive Offices)		(Zip Code)

(973) 605-8200

(Registrant’s telephone number,

including area code)

                               Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with its annual review of executive compensation, on August 27, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of Immunomedics, Inc., a Delaware corporation (the “Company”), approved the following annual base salaries for the fiscal year ending June 30, 2013 and annual bonus and equity awards for 2012 performance for certain named executive officers of the Company as set forth below:

Name	Position	Fiscal 2013 Base Salary		Cash Bonus	Restricted Stock Units Awarded		Stock Options Awarded
Cynthia L. Sullivan	President and Chief Executive Officer	$597,969.57	(1)	$203,193.54	100,000	(2)	183,200	(3)
Dr. David M. Goldenberg	Chief Scientific Officer and Chief Medical Officer	$564,729.64	(4)	$231,211.77	85,700	(2)	157,100	(3)
Gerard G. Gorman	Senior Vice President, Finance and Chief Financial Officer	$315,365.54	(5)	$40,000	20,000	(2)	36,600	(3)

(1)	Represents approximately a three percent (3%) increase from Ms. Sullivan’s fiscal 2012 base salary of $580,552.98.

(2)	Restricted stock units granted in accordance with the Company’s 2006 Stock Incentive Plan (the “2006 Plan”).

(3)	Stock options granted in accordance with the 2006 Plan.

(4)	Represents approximately a three and one-half percent (3.5%) increase from Dr. Goldenberg’s fiscal 2012 base salary of $545,632.50.

(5)	Represents approximately a three percent (3%) increase from Mr. Gorman’s fiscal 2012 base salary of $306,180.

In addition, on August 27, 2012, the Committee approved the following compensation for non-employee directors for the 2013 and 2014 fiscal years:

Fees	Fiscal 2013 and Fiscal 2014	For each:
Board Retainer Fee	$35,000	Fiscal year
Outside Lead Director Retainer Fee (Incremental)	$25,000	Fiscal year

Committee Chair Retainer
Audit	$14,500	Fiscal year
Compensation	$8,500	Fiscal year
Nominating and Corporate Governance	$5,000	Fiscal year
Committee Member Retainer
Audit	$7,500	Fiscal year
Compensation	$5,000	Fiscal year
Nominating and Corporate Governance	$3,000	Fiscal year

The Committee also confirmed that there would continue to be no fees payable on a per meeting basis. In addition, the Committee approved that each individual who continues to serve as a non-employee director on the date of each annual stockholders meeting will automatically receive an additional annual grant of nonqualified stock options and restricted stock units, or RSUs, each equal in value to $45,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

By:	/s/ Cynthia L. Sullivan
Name: Cynthia L. Sullivan
Title: President and Chief Executive Officer

Date: August 30, 2012